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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation or organization)	1-6908 (Commission File Number)	11-1988350 (IRS Employer Identification No.)

200 Vesey Street
New York, New York
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On November 22, 2016, American Express Credit Corporation (the "Company") issued €1,000,000,000 aggregate principal amount of 0.625% Senior Notes due 2021 (the "Notes") pursuant to a Prospectus Supplement dated November 15, 2016 to the Prospectus dated May 13, 2015, filed as part of the Company's Registration Statement on Form S-3 (No. 333-204124) (the "Registration Statement"). The Notes were sold pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated November 15, 2016 between the Company and the several underwriters named in Schedule II thereto. The Notes were issued under the Indenture, dated as of June 9, 2006, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the "Trustee"), as supplemented by a supplemental indenture (the "Supplemental Indenture"), dated as of November 22, 2016 between the Company and the Trustee.

        The preceding is a summary of the terms of the Underwriting Agreement, the Supplemental Indenture and the Notes, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1, the Supplemental Indenture attached as Exhibit 4.1 and the Form of Notes attached as Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

        The following exhibits are filed herewith:

Exhibit	Description
1.1	Underwriting Agreement, dated November 15, 2016, between the Company and the several underwriters named in Schedule II thereto
4.1	Supplemental Indenture between the Company and The Bank of New York Mellon, dated November 22, 2016
4.2	Form of Global Note for the Notes (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
By:	/s/ CAROL V. SCHWARTZ
	Name:	Carol V. Schwartz
	Title:	Secretary

Dated: November 22, 2016

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 INDEX TO EXHIBITS

Exhibit	Description
1.1	Underwriting Agreement, dated November 15, 2016, between the Company and the several underwriters named in Schedule II thereto
4.1	Supplemental Indenture between the Company and The Bank of New York Mellon, dated November 22, 2016
4.2	Form of Global Note for the Notes (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

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QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS